UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a‑101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a‑12
THE DAVEY TREE EXPERT COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 18, 2020.

THE DAVEY TREE EXPERT COMPANY	Meeting Information

	Meeting Type:	Annual Meeting
	For holders as of:	April 13, 2020
	Date: June 18, 2020	Time: 5:00 PM EDT
	Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/DVTX2020

The company will be hosting the meeting live via the Internet this year. There will be no physical location at which Shareholders may attend the meeting. To participate in the meeting via the Internet, please visit www.virtualshareholdermeeting.com/DVTX2020 and be sure to have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page)

THE DAVEY TREE EXPERT COMPANY 1500 N. MANTUA ST. KENT, OH 44240
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D13474-P40190

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT		FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1)	BY INTERNET:	www.proxyvote.com
	2)	BY TELEPHONE:	1-800-579-1639
	3)	BY E-MAIL*:	sendmaterial@proxyvote.com

If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Please make the request as instructed above on or before June 4, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/DVTX2020. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D13474-P40190

THE DAVEY TREE EXPERT COMPANY
The Board of Directors recommends that you vote to elect the nominees listed on Proposal 1 and vote FOR Proposal 2.

1.	Election of nominees for director. The Board of Directors recommends a vote FOR all listed nominees.

Nominees:

	1a.	Patrick M. Covey

	1b.	Sandra W. Harbrecht

	1c.	Charles D. Stapleton

2.	Approve on an advisory, nonbinding basis, the compensation of the named executive officers, as disclosed in the Proxy Statement.

NOTE: Any other matter that may properly come before the meeting or any adjournment or postponement thereof.

D13474-P40190